SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ---------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): February 6, 2002


                          NEWMONT MINING CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


                 1-1153                                13-2526632
         (Commission File No.)              (IRS Employer Identification No.)

                              1700 Lincoln Street
                             Denver, Colorado 80203
          (Address of principal executive offices, including zip code)



                                 (303) 863-7414
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

            On February 6, 2002, Newmont Mining Corporation, a Delaware corporation, issued a press release announcing its results for the fourth quarter and fiscal year ended December 31, 2001. The press release is filed as an exhibit to, and is incorporated by reference in, this report. This summary is qualified in its entirety by reference to the press release included as an exhibit.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   EXHIBITS.

            99.1  Press Release, dated February 6, 2002.












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


                                  SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 7, 2002

                                    NEWMONT MINING CORPORATION



                                    By:    /s/ Britt D. Banks
                                        --------------------------------------
                                        Name:  Britt D. Banks
                                        Title: Vice President, General Counsel
                                               and Secretary










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


                                 EXHIBIT LIST

  Exhibit                         Description
    No.                           -----------
    ---

   99.1     Press Release, dated February 6, 2002.

















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